UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-08765

             ------------------------------------------------------

                        Managed High Yield Plus Fund Inc.

   --------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114

   --------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Mark F. Kemper, Esq.
                           UBS Global Asset Management
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                              Jack W. Murphy, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                            Washington, DC 20006-2401

        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

[LOGO OF UBS]  UBS Global Asset
                   Management

               MANAGED HIGH YIELD PLUS FUND INC.
               ANNUAL REPORT
               MAY 31, 2006

MANAGED HIGH YIELD PLUS FUND INC.

JULY 14, 2006

DEAR SHAREHOLDER,

We are pleased to present you with the annual report for Managed High Yield Plus Fund Inc. (the "Fund") for the fiscal year ended May 31, 2006.

PERFORMANCE

Over the fiscal year ended May 31, 2006, the Fund returned 11.16% on a net asset value basis and 5.26% on a market price basis, outperforming its peer group median and, on a net asset value basis, benchmark index. Over the same period, the median returns for the Fund's peer group, the Lipper High Current Yield Funds (Leveraged) were 9.20% and 4.71% on a net asset value and market price basis, respectively. The Fund's benchmark, the Merrill Lynch US High Yield Cash Pay Constrained Index (the "Index") returned 6.65% over the annual period. (For more performance information, please refer to "Performance at a Glance" on page 5.)

--------------------------------------------------------------------------------
MANAGED HIGH YIELD PLUS FUND INC.

INVESTMENT GOALS:

Primarily, high income; secondarily, capital appreciation

PORTFOLIO MANAGER:

Marianne Rossi* UBS Global Asset Management (Americas) Inc.

COMMENCEMENT:

June 26, 1998

NYSE SYMBOL:

HYF

DIVIDEND PAYMENTS:

Monthly
--------------------------------------------------------------------------------

The Fund continued to use leverage during the period, which helped performance on an absolute basis. As of May 31, 2006 leverage accounted for 32.5% of the Fund's total assets. While short-term rates rose over the period and increased the Fund's borrowing costs, the leverage still had a positive effect on the Fund's income during the fiscal year, as the yields on the Fund's longer-term bonds more than offset the borrowing costs. Leverage magnifies returns on both the upside and on the downside.

AN INTERVIEW WITH PORTFOLIO MANAGER MARIANNE ROSSI

Q. HOW WOULD YOU DESCRIBE THE ECONOMIC ENVIRONMENT DURING THE
   REPORTING PERIOD?

A. The past 12 months were a rather turbulent time for the economy. During the summer months in 2005, a devastating and record-breaking hurricane season drove already high energy prices even higher. By Labor

* A portfolio management change occurred after the date of this letter. Please see the section titled "The Fund" on page 28 under "General Information" for more details.

--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

   Day weekend, in the immediate wake of Hurricane Katrina, crude oil prices had topped $70 per barrel and gas prices averaged more than $3.00 a gallon nationwide. Consumer confidence plummeted in the months that followed, and during the fourth quarter of 2005, lackluster consumer spending drove gross domestic product (GDP) down to a 1.7% growth rate--a three-year low.

   By the end of the first quarter of 2006, however, a number of these indicators reversed direction. Consumer confidence rebounded sharply beginning in November 2005, and in April 2006 hit a four-year high. Final data put GDP growth in the first quarter this year at 5.6%--a three-year high. Unemployment trended steadily downward throughout the Fund's fiscal year, hitting 4.6% in May, the lowest it has been since 2001. Inflation, meanwhile, remained fairly benign for much of the period, but has raised some concern among economists recently.

Q. HOW DID THE FEDERAL RESERVE BOARD (THE "FED") REACT IN THIS ECONOMIC ENVIRONMENT?

A. The Fed continued its tightening campaign, raising short-term rates eight times during the period and once after the period ended, bringing the federal funds rate to 5.25%. (The federal funds rate is the interest rate banks charge each other for overnight loans). In fact, the Fed has hiked rates at 17 consecutive meetings dating back to June 2004. The market consensus seems to be that the Fed may be near the end of this current tightening policy. While we can't be certain exactly when the Fed will pause or end its current policy, we believe it is unlikely that the Fed will continue to hike rates for the remainder of 2006, as was the case in 2005.

Q. HOW DID HIGH YIELD BONDS PERFORM DURING THE REPORTING PERIOD?

A. The high yield market performed fairly well during the past year, despite a number of highly publicized downgrades and bankruptcies. Over the course of the year, Delta Airlines and Northwest Airlines both filed for bankruptcy, which put considerable pressure on the entire airline industry as the market braced for future filings. Delphi Automotive, an auto parts manufacturer, also filed for Chapter 11 protection. GM and Ford were downgraded to noninvestment-grade status, making them two of the largest issuers in the high-yield debt sector. The automaker and auto parts sector posted fairly solid returns during the past year, however, with both GM and Ford performing well after their downgrade in credit quality.

   By historical measures, default rates have been quite low, while new bond issuance has been relatively limited. Also, corporate earnings were quite strong during the reporting period. This combination created a

--------------------------------------------------------------------------------
2

MANAGED HIGH YIELD PLUS FUND INC.

   fairly stable high-yield market over the period, with strong demand and limited supply. As a result, credit spreads (the difference in yield between noninvestment-grade bonds and similarly dated treasuries) have been tight compared to the historical average.

Q. HOW DID YOU POSITION THE FUND'S PORTFOLIO?

A. In terms of credit quality, for several months we have been repositioning the portfolio, de-emphasizing CCC-rated securities, which performed quite well for the Fund during the fiscal year, and adding to our positions in B-rated bonds. We believe that the economy will remain stable over the coming months, and that given the recent strong performance of the CCC sector, B-rated securities generally appear more attractive from a valuation standpoint.

Q. WHICH INDUSTRIES DID YOU FIND ATTRACTIVE DURING THE REPORTING PERIOD?

A. Three of our largest overweight positions were in the chemicals, restaurants and gaming industries. We found all three industries to offer some attractive investment opportunities from a valuation perspective relative to the overall high yield market. Within the chemicals industry, we found a number of companies that exhibited what we believed were indicators of solid management and well-run operations. We generally found the same to be true within the gaming industry. Issue selection within these industries was quite strong, making these sectors three of the Fund's top contributors to performance.

Q. WHICH INVESTMENTS DID NOT MEET YOUR EXPECTATIONS?

A. We held a fairly large position in the containers industry, which detracted from total returns during the year. The containers industry as a whole suffered from higher raw materials prices during the period, which cut into companies' profitability. Within the paper industry, weak demand and a strong Canadian dollar hurt performance.

Q. WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE HIGH YIELD MARKET?

A. We believe the economy will continue expanding while the Fed maintains its hawkish stance on inflation. Against that backdrop, fundamentals for the high-yield market appear firm. Although US mutual fund outflows have been high in the high-yield sector, investors outside the US have helped to buoy the market, and we feel that much of the positive factors at work in the market are already reflected in security prices. We believe tight credit spreads are likely to make active issue selection essential to performance, as finding attractive values may become more challenging as the year progresses.

--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding your fund, please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

/s/ W. Douglas Beck

W. DOUGLAS BECK, CFA
President
Managed High Yield Plus Fund Inc.
Executive Director
UBS Global Asset Management (Americas) Inc.

/s/ Marianne Rossi

MARIANNE ROSSI, CFA
Portfolio Manager*
Managed High Yield Plus Fund Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended May 31, 2006. The views and opinions in the letter were current as of July 14, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

* A portfolio management change occurred after the date of this letter. Please see the section titled "The Fund" on page 28 under "General Information" for more details.

--------------------------------------------------------------------------------
4

MANAGED HIGH YIELD PLUS FUND INC.

PERFORMANCE AT A GLANCE (UNAUDITED)
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 5/31/06

                                                                                                         SINCE
TOTAL RETURNS                                                   6 MONTHS       1 YEAR     5 YEARS      INCEPTION*
-----------------------------------------------------------------------------------------------------------------
MANAGED HIGH YIELD PLUS FUND INC.
-----------------------------------------------------------------------------------------------------------------
Net Asset Value                                                   7.78%        11.16%       6.48%        -0.88%
-----------------------------------------------------------------------------------------------------------------
Market Price                                                      4.85%         5.26%       3.47%        -1.43%
-----------------------------------------------------------------------------------------------------------------

LIPPER HIGH CURRENT YIELD FUNDS (LEVERAGED) MEDIAN
-----------------------------------------------------------------------------------------------------------------
Net Asset Value                                                   4.78%         9.20%       9.64%         3.34%
-----------------------------------------------------------------------------------------------------------------
Market Price                                                      7.38%         4.71%       5.74%         1.69%
=================================================================================================================

MERRILL LYNCH US HIGH YIELD CASH PAY CONSTRAINED INDEX            4.00%         6.65%       8.17%         5.56%
=================================================================================================================

* Since inception returns for the Fund are calculated from the date of the Fund's inception on June 26, 1998. Inception returns for the Lipper High Current Yield Funds (Leveraged) median and Merrill Lynch US High Yield Cash Pay Constrained Index are calculated from the month-end closest to the Fund's inception: June 30, 1998.

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Fund net asset value ("NAV") return assumes, for illustration only, that dividends were reinvested at the net asset value on the payable dates. NAV and market price returns for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the sale of Fund shares.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

SHARE PRICE, DIVIDEND AND YIELDS AS OF 5/31/06
-------------------------------------------------------------------------------------------------
Market Price                                                                            $4.78
-------------------------------------------------------------------------------------------------
Net Asset Value                                                                         $4.82
-------------------------------------------------------------------------------------------------
12-Month Dividend (period ended 5/31/06)                                                $0.5650
-------------------------------------------------------------------------------------------------
May 2006 Dividend                                                                       $0.0450
-------------------------------------------------------------------------------------------------
Market Yield*                                                                           11.3%
-------------------------------------------------------------------------------------------------
NAV Yield*                                                                              11.2%
=================================================================================================

* Market yield is calculated by multiplying the May dividend by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the May dividend by 12 and dividing by the month-end net asset value. Prices and yields will vary.

--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

PORTFOLIO STATISTICS (UNAUDITED)#

CHARACTERISTICS                         05/31/06                           11/30/05                                 05/31/05
-----------------------------------------------------------------------------------------------------------------------------
Net Assets (mm)                          $291.2                             $285.3                                   $292.0
-----------------------------------------------------------------------------------------------------------------------------
Weighted Average Maturity              5.9 yrs.                           5.6 yrs.                                 5.9 yrs.
-----------------------------------------------------------------------------------------------------------------------------
Leverage**                                32.5%                              30.8%                                    32.3%
-----------------------------------------------------------------------------------------------------------------------------

PORTFOLIO COMPOSITION*                  05/31/06                           11/30/05                                 05/31/05
-----------------------------------------------------------------------------------------------------------------------------
Corporate Bonds                           99.7%                              99.1%                                    99.7%
-----------------------------------------------------------------------------------------------------------------------------
Warrants                                   0.2                                0.1                                      0.1
-----------------------------------------------------------------------------------------------------------------------------
Stocks (common and preferred)              0.0+                               0.0+                                     0.0+
-----------------------------------------------------------------------------------------------------------------------------
Cash Equivalents                           0.1                                0.8                                      0.2
-----------------------------------------------------------------------------------------------------------------------------
TOTAL                                    100.0%                             100.0%                                   100.0%
=============================================================================================================================

CREDIT QUALITY*                         05/31/06                           11/30/05                                 05/31/05
-----------------------------------------------------------------------------------------------------------------------------
BB & Higher                                3.5%                               2.9%                                     3.5%
-----------------------------------------------------------------------------------------------------------------------------
B                                         71.1                               69.8                                     65.1
-----------------------------------------------------------------------------------------------------------------------------
CCC & Lower                               24.4                               25.7                                     29.8
-----------------------------------------------------------------------------------------------------------------------------
Not Rated                                  0.7                                0.7                                      1.3
-----------------------------------------------------------------------------------------------------------------------------
Equity/Preferred                           0.2                                0.1                                      0.1
-----------------------------------------------------------------------------------------------------------------------------
Cash Equivalents                           0.1                                0.8                                      0.2
-----------------------------------------------------------------------------------------------------------------------------
TOTAL                                    100.0%                             100.0%                                   100.0%
=============================================================================================================================

TOP 5 HOLDINGS*                         05/31/06                           11/30/05                                 05/31/05
-----------------------------------------------------------------------------------------------------------------------------
Levi Strauss                              1.9%      Levi Strauss              1.7%      Qwest Services                 1.6%
-----------------------------------------------------------------------------------------------------------------------------
                                                    Mediacom
Wheeling Island Gaming                    1.6         Broadband               1.6       Levi Strauss                   1.6
-----------------------------------------------------------------------------------------------------------------------------
Mediacom                                                                                Mediacom
 Broadband                                1.5       American Cellular         1.6         Broadband                    1.6
-----------------------------------------------------------------------------------------------------------------------------
                                                                                        Crown European
American Cellular                         1.5       Rhodia                    1.6         Holdings                     1.4
-----------------------------------------------------------------------------------------------------------------------------
Mission Energy                            1.4       Dynegy Holdings           1.5       Jacobs Entertainment           1.3
-----------------------------------------------------------------------------------------------------------------------------
TOTAL                                     7.9%                                8.0%                                     7.5%
==============================================================================================================================

TOP FIVE SECTORS*                       05/31/06                           11/30/05                                 05/31/05
-----------------------------------------------------------------------------------------------------------------------------
Chemicals                                  9.5%     Chemicals                 8.7%      Chemicals                      7.9%
-----------------------------------------------------------------------------------------------------------------------------
Gaming                                     8.2      Gaming                    7.5       Gaming                         6.5
-----------------------------------------------------------------------------------------------------------------------------
Telecommunications                         7.2      Telecommunications        7.2       Consumer Products              6.0
-----------------------------------------------------------------------------------------------------------------------------
Printing & Publishing                      6.3      Healthcare                6.0       Telecommunications             5.8
-----------------------------------------------------------------------------------------------------------------------------
Healthcare                                 5.9      Restaurants               4.8       Healthcare                     5.5
-----------------------------------------------------------------------------------------------------------------------------
TOTAL                                     37.1%                              34.2%                                    31.7%
=============================================================================================================================

* Weightings represent percentages of portfolio assets as of the dates indicated. Credit quality ratings shown are designated by Standard & Poor's Ratings Group, an independent ratings agency.
** As a percentage of total assets.
+ Weighting represents less than 0.05% of portfolio assets as of the date indicated.
# The Fund's portfolio is actively managed and its composition will vary over time.

--------------------------------------------------------------------------------
6

MANAGED HIGH YIELD PLUS FUND INC.

PORTFOLIO OF INVESTMENTS -- MAY 31, 2006

PRINCIPAL
 AMOUNT                                          MATURITY   INTEREST
  (000)                                            DATES      RATES        VALUE
-----------------------------------------------------------------------------------
CORPORATE BONDS--144.05%
-----------------------------------------------------------------------------------
AGRICULTURE--1.09%

   $3,000  Southern States Cooperative, Inc.*+    11/01/10   10.500%     $3,180,000
===================================================================================
APPAREL/TEXTILES--4.97%
    7,150  Levi Strauss & Co.*                    12/15/12   12.250       8,043,750
-----------------------------------------------------------------------------------
    2,000  Propex Fabrics, Inc.*                  12/01/12   10.000       1,880,000
-----------------------------------------------------------------------------------
    4,650  Rafaella Apparel Group*+               06/15/11   11.250       4,557,000
-----------------------------------------------------------------------------------
                                                                         14,480,750
===================================================================================
AUTOMOTIVE--0.78%
    3,000 General Motors*                         07/15/33    8.375       2,276,250
===================================================================================
AUTO PARTS & EQUIPMENT--3.98%
    5,250  Cooper Standard Automotive, Inc.*+     12/15/14    8.375       4,350,911
-----------------------------------------------------------------------------------
    1,830  Dura Operating Corp., Series D*        05/01/09    9.000       1,061,400
-----------------------------------------------------------------------------------
    3,000  HLI Operating Co., Inc.*               06/15/10   10.500       2,475,000
-----------------------------------------------------------------------------------
    4,000  Stanadyne Corp.*                       08/15/14   10.000       3,700,000
-----------------------------------------------------------------------------------
                                                                         11,587,311
===================================================================================
BEVERAGE--1.52%
    4,225  Le-Natures, Inc.*+                     06/15/13   10.000       4,430,969
===================================================================================
BUILDING & CONSTRUCTION--2.55%
    2,000  Stanley Martin-Community LLC*+         08/15/15    9.750       1,770,000
-----------------------------------------------------------------------------------
    3,416  Technical Olympic USA, Inc.*           07/01/12   10.375       3,467,240
-----------------------------------------------------------------------------------
    2,500  Technical Olympic USA, Inc.*           01/15/15    7.500       2,193,750
-----------------------------------------------------------------------------------
                                                                          7,430,990
===================================================================================
BUILDING MATERIALS--7.51%
    2,000  Coleman Cable, Inc.*+                  10/01/12    9.875       1,845,000
-----------------------------------------------------------------------------------
    3,500  Collins & Aikman Floorcovering,
             Series B*                            02/15/10    9.750       3,491,250
-----------------------------------------------------------------------------------
    4,000  Compression Polymers Holding
             Corp.*+                              07/01/13   10.500       4,160,000
-----------------------------------------------------------------------------------
    3,750  FastenTech, Inc.*                      05/01/11   11.500       3,834,375
-----------------------------------------------------------------------------------
    4,075  Interface, Inc.*                       02/01/10   10.375       4,477,406
-----------------------------------------------------------------------------------
    4,825  Maax Corp.*                            06/15/12    9.750       4,053,000
-----------------------------------------------------------------------------------
                                                                         21,861,031
===================================================================================
CHEMICALS--13.70%
    3,000  Equistar Chemicals LP*                 09/01/08   10.125       3,195,000
-----------------------------------------------------------------------------------
    1,643  Huntsman International LLC*            07/01/09   10.125       1,671,753
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

PORTFOLIO OF INVESTMENTS -- MAY 31, 2006

PRINCIPAL
 AMOUNT                                          MATURITY   INTEREST
  (000)                                            DATES      RATES        VALUE
-----------------------------------------------------------------------------------
CORPORATE BONDS--(CONTINUED)
-----------------------------------------------------------------------------------
CHEMICALS--(CONCLUDED)
   $1,000  Imc Global, Inc.*                      08/01/13   10.875%     $1,132,500
-----------------------------------------------------------------------------------
    2,000  IMC Global, Inc., Series B*            06/01/11   11.250       2,112,500
-----------------------------------------------------------------------------------
    1,500  Ineos Group Holdings PLC*+             02/15/16    8.500       1,402,500
-----------------------------------------------------------------------------------
    1,000  Millennium America, Inc.*              06/15/08    9.250       1,036,250
-----------------------------------------------------------------------------------
    5,050  Omnova Solutions, Inc.*                06/01/10   11.250       5,390,875
-----------------------------------------------------------------------------------
    3,500  Polyone Corp.*                         05/15/10   10.625       3,771,250
-----------------------------------------------------------------------------------
    5,285  Resolution Performance
             Products LLC*                        11/15/10   13.500       5,641,737
-----------------------------------------------------------------------------------
    3,835  Rhodia SA*                             06/01/10   10.250       4,213,706
-----------------------------------------------------------------------------------
    4,280  Rockwood Specialties Group, Inc.*      05/15/11   10.625       4,622,400
-----------------------------------------------------------------------------------
    3,735  Terra Capital, Inc.*                   10/15/08   12.875       4,257,900
-----------------------------------------------------------------------------------
    1,300  Terra Capital, Inc.*                   06/01/10   11.500       1,436,500
-----------------------------------------------------------------------------------
                                                                         39,884,871
===================================================================================
CONSUMER PRODUCTS--6.24%
    3,350  Amscan Holdings, Inc.*                 05/01/14    8.750       2,981,500
-----------------------------------------------------------------------------------
    2,500  Da-Lite Screen Co., Inc.*              05/15/11    9.500       2,650,000
-----------------------------------------------------------------------------------
    3,480  Jafra Cosmetics International, Inc.*   05/15/11   10.750       3,762,750
-----------------------------------------------------------------------------------
      750  Nutro Products, Inc.*+                 10/15/13    9.230         759,375
-----------------------------------------------------------------------------------
    1,000  Nutro Products, Inc.*+                 04/15/14   10.750       1,022,500
-----------------------------------------------------------------------------------
    4,060  Prestige Brands, Inc.*                 04/15/12    9.250       4,080,300
-----------------------------------------------------------------------------------
    3,000  Revlon Consumer Products*+             04/01/11    9.500       2,910,000
-----------------------------------------------------------------------------------
                                                                         18,166,425
===================================================================================
DIVERSIFIED CAPITAL GOODS--1.12%
    3,000  Invensys PLC*+                         03/15/11    9.875       3,255,000
===================================================================================
ELECTRIC-GENERATION--3.14%
    5,250  Mission Energy Holding Co.*            07/15/08   13.500       5,925,937
-----------------------------------------------------------------------------------
    3,185  Reliant Energy, Inc.*                  07/15/10    9.250       3,212,869
-----------------------------------------------------------------------------------
                                                                          9,138,806
===================================================================================
ELECTRONICS--0.82%
    2,250  Telex Communications, Inc.*            10/15/08   11.500       2,385,000
===================================================================================
FOOD & DRUG RETAILERS--3.30%
    3,750  Jean Coutu Group PLC*                  08/01/14    8.500       3,487,500
-----------------------------------------------------------------------------------
    2,000  Pathmark Stores, Inc.*                 02/01/12    8.750       1,935,000
-----------------------------------------------------------------------------------
    4,000  Rite Aid Corp.*                        02/15/11    9.500       4,180,000
-----------------------------------------------------------------------------------
                                                                          9,602,500
===================================================================================

--------------------------------------------------------------------------------
8

MANAGED HIGH YIELD PLUS FUND INC.

PORTFOLIO OF INVESTMENTS -- MAY 31, 2006

PRINCIPAL
 AMOUNT                                          MATURITY   INTEREST
  (000)                                            DATES      RATES        VALUE
-----------------------------------------------------------------------------------
CORPORATE BONDS--(CONTINUED)
-----------------------------------------------------------------------------------
FOOD-WHOLESALE--2.44%
   $2,000  pinnacle foods holding*                12/01/13    8.250%     $1,965,000
-----------------------------------------------------------------------------------
    5,000  Wornick Co.*                           07/15/11   10.875       5,143,750
-----------------------------------------------------------------------------------
                                                                          7,108,750
===================================================================================
FORESTRY/PAPER--2.45%
      942  Buckeye Technologies, Inc.*            09/15/08    9.250         942,000
-----------------------------------------------------------------------------------
    4,500  Cellu Tissue Holdings, Inc.*           03/15/10    9.750       4,556,250
-----------------------------------------------------------------------------------
    2,083  Millar Western Forest*                 11/15/13    7.750       1,624,740
-----------------------------------------------------------------------------------
                                                                          7,122,990
===================================================================================
GAMING--11.78%
    4,500  Circus & Eldorado Joint Venture*       03/01/12   10.125       4,792,500
-----------------------------------------------------------------------------------
    4,400  Inn Of The Mountain Gods
             Resort & Casino*                     11/15/10   12.000       4,708,000
-----------------------------------------------------------------------------------
    5,250  Jacobs Entertainment, Inc.             02/01/09   11.875       5,571,563
-----------------------------------------------------------------------------------
    3,000  Little Traverse Bay
             Bands of Odawa Indians*+             02/15/14   10.250       2,970,000
-----------------------------------------------------------------------------------
    2,845  Majestic Star Casino LLC*              10/15/10    9.500       3,015,700
-----------------------------------------------------------------------------------
    1,000  Majestic Star Casino LLC
             Capital II*+                         01/15/11    9.750       1,030,000
-----------------------------------------------------------------------------------
    2,525  MTR Gaming Group, Inc., Series B*      04/01/10    9.750       2,679,656
-----------------------------------------------------------------------------------
    2,750  River Rock Entertainment Authority*    11/01/11    9.750       2,935,625
-----------------------------------------------------------------------------------
    6,350  Wheeling Island Gaming, Inc.*          12/15/09   10.125       6,604,000
-----------------------------------------------------------------------------------
                                                                         34,307,044
===================================================================================
HEALTH SERVICES--8.46%
    3,000  American Holding Co./Emcare
             Holding Co.*+                        02/15/15   10.000       3,195,000
-----------------------------------------------------------------------------------
    4,750  Ameripath, Inc.*                       04/01/13   10.500       5,070,625
-----------------------------------------------------------------------------------
    2,250  National Mentor, Inc.*+                12/01/12    9.625       2,536,875
-----------------------------------------------------------------------------------
    4,500  Radiologix, Inc., Series B*            12/15/08   10.500       4,038,750
-----------------------------------------------------------------------------------
    2,000  Tenet Healthcare Corp.*+               02/01/15    9.250       2,015,000
-----------------------------------------------------------------------------------
    4,000  Universal Hospital Services, Inc.*     11/01/11   10.125       4,200,000
-----------------------------------------------------------------------------------
    3,500  US Oncology Holdings, Inc.*+           03/15/15   10.320++     3,561,250
-----------------------------------------------------------------------------------
                                                                         24,617,500
===================================================================================

--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

PORTFOLIO OF INVESTMENTS -- MAY 31, 2006

PRINCIPAL
 AMOUNT                                          MATURITY   INTEREST
  (000)                                            DATES      RATES        VALUE
-----------------------------------------------------------------------------------
CORPORATE BONDS--(CONTINUED)
-----------------------------------------------------------------------------------
LEISURE--1.54%

   $1,000  Golfsmith International, Inc.*         10/15/09    8.375%       $960,000
-----------------------------------------------------------------------------------
    3,500  Palace Funding, Inc.*+                 04/15/14   10.875       3,517,500
-----------------------------------------------------------------------------------
                                                                          4,477,500
===================================================================================
MEDIA-BROADCAST--3.86%
    4,775  CMP Susquehanna*+                      05/15/14    9.875       4,643,688
-----------------------------------------------------------------------------------
    1,000  Rainbow National Services LLC*+        09/01/14   10.375       1,117,500
-----------------------------------------------------------------------------------
    3,550  Sirius Satellite Radio*+               08/01/13    9.625       3,354,750
-----------------------------------------------------------------------------------
    2,358  Young Broadcasting, Inc.*              03/01/11   10.000       2,133,990
-----------------------------------------------------------------------------------
                                                                         11,249,928
===================================================================================
MEDIA-CABLE--4.76%
    3,000  CCH I Holdings LLC*+                   05/15/14   10.000       1,830,000
-----------------------------------------------------------------------------------
    5,295  Insight Midwest LP/Insight
             Capital, Inc.*                       11/01/10   10.500       5,553,131
-----------------------------------------------------------------------------------
    6,150  Mediacom Broadband LLC*                07/15/13   11.000       6,488,250
-----------------------------------------------------------------------------------
                                                                         13,871,381
===================================================================================
MEDIA-SERVICES--2.94%
    4,100  Advanstar Communications, Inc.*        08/15/10   10.750       4,428,000
-----------------------------------------------------------------------------------
    4,000  Affinion Group, Inc.*+                 10/15/13   10.125       4,140,000
-----------------------------------------------------------------------------------
                                                                          8,568,000
===================================================================================
METALS/MINING EXCLUDING STEEL--1.67%
    3,000  American Rock Salt Co. LLC*            03/15/14    9.500       3,030,000
-----------------------------------------------------------------------------------
    2,300  Better Minerals &
             Aggregates Co.#(b)                   09/15/09   13.000       1,840,000
-----------------------------------------------------------------------------------
                                                                          4,870,000
===================================================================================
NON-FOOD & DRUG RETAILERS--6.90%
    4,400  Brookstone Co., Inc.*+                 10/15/12   12.000       3,938,000
-----------------------------------------------------------------------------------
    4,400  Gregg Appliances, Inc.*+               02/01/13    9.000       4,081,000
-----------------------------------------------------------------------------------
    2,000  GSC Holdings Corp.*+                   10/01/12    8.000       1,990,000
-----------------------------------------------------------------------------------
    3,250  Mothers Work, Inc.*                    08/01/10   11.250       3,396,250
-----------------------------------------------------------------------------------
    1,400  National Wine & Spirits, Inc.*         01/15/09   10.125       1,400,000
-----------------------------------------------------------------------------------
    2,935  PETCO Animal Supplies, Inc.*           11/01/11   10.750       3,107,431
-----------------------------------------------------------------------------------
    2,000  Stripes Acquisition/Susser Finance*+   12/15/13   10.625       2,170,000
-----------------------------------------------------------------------------------
                                                                         20,082,681
===================================================================================

--------------------------------------------------------------------------------
10

MANAGED HIGH YIELD PLUS FUND INC.

PORTFOLIO OF INVESTMENTS -- MAY 31, 2006

PRINCIPAL
 AMOUNT                                          MATURITY   INTEREST
  (000)                                            DATES      RATES        VALUE
-----------------------------------------------------------------------------------
CORPORATE BONDS--(CONTINUED)
-----------------------------------------------------------------------------------
OIL FIELD EQUIPMENT & SERVICES--1.87%
   $5,250  Bluewater Finance Ltd.*                02/15/12   10.250%     $5,433,750
===================================================================================
OIL REFINING & MARKETING--1.35%
    3,605  Giant Industries, Inc.*                05/15/12   11.000       3,929,450
===================================================================================
PACKAGING--4.66%
    4,750  Berry Plastics Corp.*                  07/15/12   10.750       5,153,750
-----------------------------------------------------------------------------------
    3,500  Exopac Holding Corp.*+                 02/01/14   11.250       3,565,625
-----------------------------------------------------------------------------------
    3,000  Graham Packaging Co.*+                 10/15/14    9.875       3,060,000
-----------------------------------------------------------------------------------
    2,000  Solo Cup Co.*                          02/15/14    8.500       1,800,000
-----------------------------------------------------------------------------------
                                                                         13,579,375
===================================================================================
PRINTING & PUBLISHING--9.11%
    2,250  American Color Graphics, Inc.*         06/15/10   10.000       1,535,625
-----------------------------------------------------------------------------------
    4,000  American Media Operation,
             Series B*                            05/01/09   10.250       3,650,000
-----------------------------------------------------------------------------------
    3,500  Clarke American Corp.+                 12/15/13   11.750       3,675,000
-----------------------------------------------------------------------------------
      975  Hollinger, Inc.*+                      03/01/11   12.875       1,015,219
-----------------------------------------------------------------------------------
    4,000  Houghton Mifflin Co.*                  02/01/13    9.875       4,220,000
-----------------------------------------------------------------------------------
    5,500  Sheridan Acquisition Corp.*            08/15/11   10.250       5,610,000
-----------------------------------------------------------------------------------
    2,250  Quebecor World Capital Corp.*+         03/15/16    8.750       2,121,059
-----------------------------------------------------------------------------------
    3,250  Vertis, Inc.*+                         12/07/09   13.500       2,632,500
-----------------------------------------------------------------------------------
    2,125  Vertis, Inc., Series B*                06/15/09   10.875       2,071,875
-----------------------------------------------------------------------------------
                                                                         26,531,278
===================================================================================
REAL ESTATE INVESTMENT TRUST--0.78%
    2,750  Structured Asset Securities Corp.,
             Series 2006-S1, Class B2*+           03/25/36    7.581++     2,285,078
===================================================================================
RESTAURANTS--7.33%
    4,900  Buffets, Inc.*                         07/15/10   11.250       5,071,500
-----------------------------------------------------------------------------------
    2,000  Friendly Ice Cream Corp.*+             06/15/12    8.375       1,770,000
-----------------------------------------------------------------------------------
    3,725  Restaurant Co.*+                       10/01/13   10.000       3,454,938
-----------------------------------------------------------------------------------
    5,160  Sbarro, Inc.*                          09/15/09   11.000       5,211,600
-----------------------------------------------------------------------------------
    2,000  UNO Restaurants
             Holdings Corp.*+                     02/15/11   10.000       1,610,000
-----------------------------------------------------------------------------------
    4,500  VICORP Restaurants, Inc.*              04/15/11   10.500       4,230,000
-----------------------------------------------------------------------------------
                                                                         21,348,038
===================================================================================

--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

PORTFOLIO OF INVESTMENTS -- MAY 31, 2006

PRINCIPAL
 AMOUNT                                          MATURITY   INTEREST
  (000)                                            DATES      RATES        VALUE
-----------------------------------------------------------------------------------
CORPORATE BONDS--(CONCLUDED)
-----------------------------------------------------------------------------------
SOFTWARE/SERVICES--4.74%
   $1,000  Serena Software, Inc.*+                03/15/16   10.375%     $1,045,000
-----------------------------------------------------------------------------------
    4,000  SS&C Technologies, Inc.*+              12/01/13   11.750       4,250,000
-----------------------------------------------------------------------------------
    5,000  Sungard Data Systems, Inc.*+           08/15/15   10.250       5,225,000
-----------------------------------------------------------------------------------
    3,500  Unisys Corp.*                          10/15/15    8.500       3,272,500
-----------------------------------------------------------------------------------
                                                                         13,792,500
===================================================================================
STEEL PRODUCERS/PRODUCTS--0.60%
    1,750  Edgen Acquisition Corp.*+              02/01/11    9.875       1,758,750
===================================================================================
SUPPORT-SERVICES--6.72%
    2,750  Ahern Rentals, Inc.*+                  08/15/13    9.250       2,825,625
-----------------------------------------------------------------------------------
    3,000  Brickman Group Ltd., Series B*         12/15/09   11.750       3,247,500
-----------------------------------------------------------------------------------
    4,000  Hertz Corp.*+                          01/01/16   10.500       4,330,000
-----------------------------------------------------------------------------------
    3,500  HydroChem Industrial
             Services, Inc.*+                     02/15/13    9.250       3,482,500
-----------------------------------------------------------------------------------
    1,000  Ipayment, Inc.*+                       05/15/14    9.750       1,002,500
-----------------------------------------------------------------------------------
    1,000  Monitronics International, Inc.*       09/01/10   11.750         990,000
-----------------------------------------------------------------------------------
    3,500  Sunstate Equipment Co.*+               04/01/13   10.500       3,701,250
-----------------------------------------------------------------------------------
                                                                         19,579,375
===================================================================================
TELECOM-FIXED LINE--1.04%
    3,000  Level 3 Communications, Inc.*+         03/01/10   11.500       3,015,000
===================================================================================
TELECOM-WIRELESS--7.97%
    3,608  Alamosa Delaware, Inc.*                07/31/10   11.000       3,977,820
-----------------------------------------------------------------------------------
    6,000  American Cellular Corp., Series B*     08/01/11   10.000       6,442,500
-----------------------------------------------------------------------------------
    1,007  Centennial Cellular
             Operating Co. LLC*                   12/15/08   10.750       1,017,070
-----------------------------------------------------------------------------------
    3,000  Centennial Communications Corp.*       06/15/13   10.125       3,232,500
-----------------------------------------------------------------------------------
    2,000  Horizon PCS, Inc.*+                    07/15/12   11.375       2,270,000
-----------------------------------------------------------------------------------
    1,750  US Unwired, Inc., Series B*            06/15/12   10.000       1,953,437
-----------------------------------------------------------------------------------
    4,000  Wind Acquisition Finance SA*+          12/01/15   10.750       4,310,000
-----------------------------------------------------------------------------------
                                                                         23,203,327
===================================================================================
THEATERS & ENTERTAINMENT--0.36%
    1,000  Imax Corp.*                            12/01/10    9.625       1,045,000
-----------------------------------------------------------------------------------
Total Corporate Bonds (cost--$421,096,841)                              419,456,598
===================================================================================

--------------------------------------------------------------------------------
12

MANAGED HIGH YIELD PLUS FUND INC.

PORTFOLIO OF INVESTMENTS -- MAY 31, 2006

 NUMBER OF
  SHARES                                                                     VALUE
-----------------------------------------------------------------------------------
COMMON STOCKS(a)--0.01%
-----------------------------------------------------------------------------------
OIL REFINING & MARKETING--0.00%
    1,253  Orion Refining Corp.#(b)                                              $0
===================================================================================
RESTAURANTS--0.00%
      129  American Restaurant Group, Inc.#(b)                                    0
===================================================================================
SUPPORT-SERVICES--0.00%
    5,456  NCI Holdings, Inc.#(b)                                                 0
===================================================================================
TELECOM-INTEGRATED/SERVICES--0.00%
      929  XO Holdings, Inc.                                                  4,859
===================================================================================
TELECOM-WIRELESS--0.01%
      636  American Tower Corp., Class A*                                    19,697
===================================================================================
Total Common Stocks (cost--$2,716,866)                                       24,556
===================================================================================
PREFERRED STOCK(a)--0.00%
-----------------------------------------------------------------------------------
MEDIA-BROADCAST--0.00%
   20,000  Adelphia Communications Corp.,
             Series B (cost--$2,042,500)                                      5,000
===================================================================================

NUMBER OF
 WARRANTS
-----------------------------------------------------------------------------------
WARRANTS(a)--0.27%
-----------------------------------------------------------------------------------
BUILDING MATERIALS--0.00%
    2,500  Dayton Superior Corp., strike @ $0.01,
             expires 06/15/09#(b)(1)                                              0
===================================================================================
COMPUTER HARDWARE--0.00%
-----------------------------------------------------------------------------------
    3,000  Knology Holdings, Inc., strike @ $0.10,
             expires 10/22/07#(b)(1)                                              0
===================================================================================
OIL FIELD EQUIPMENT & SERVICES--0.27%
-----------------------------------------------------------------------------------
    4,500  Key Energy Services, Inc., strike @ $4.88,
             expires 01/15/09*                                              783,000
===================================================================================
TELECOM-INTEGRATED/SERVICES--0.00%
-----------------------------------------------------------------------------------
    4,950  Pathnet, Inc., strike @ $0.01,
             expires 04/15/08#(b)                                                 0
-----------------------------------------------------------------------------------
    1,859  XO Holdings, Inc., Series A, strike
             @ $6.25, expires 01/16/10                                        1,803
-----------------------------------------------------------------------------------
    1,394  XO Holdings, Inc., Series B, strike
             @ $7.50, expires 01/16/10                                          906
-----------------------------------------------------------------------------------
    1,394  XO Holdings, Inc., Series C, strike
             @ $10.00, expires 01/16/10                                         530
-----------------------------------------------------------------------------------
                                                                              3,239
-----------------------------------------------------------------------------------
Total Warrants (cost--$51,560)                                              786,239
===================================================================================

--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

PORTFOLIO OF INVESTMENTS -- MAY 31, 2006

PRINCIPAL
 AMOUNT                                          MATURITY   INTEREST
  (000)                                            DATE       RATE         VALUE
-----------------------------------------------------------------------------------
REPURCHASE AGREEMENT--0.17%
-----------------------------------------------------------------------------------
     $486 Repurchase Agreement dated
             05/31/06 with State Street
             Bank & Trust Co., collateralized
             by $250,670 US Treasury Bills,
             zero coupon due 08/24/06
             and $250,328 US Treasury
             Notes, 2.625% due 11/15/06
             (value--$495,725); proceeds:
             $486,061 (cost--$486,000)           06/01/06    4.500%        $486,000
===================================================================================
Total Investments (cost--$426,393,767)--144.50%                         420,758,393
-----------------------------------------------------------------------------------
Liabilities in excess of other assets--(44.50)%                        (129,583,586)
===================================================================================
Net Assets--100.00%                                                    $291,174,807
===================================================================================

*       Entire or partial amount pledged as collateral for bank loan.
#       Illiquid securities representing 0.63% of net assets.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 48.82% of net assets as of May 31, 2006, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
++ Floating rate securities. The interest rates shown are the current rates as of May 31, 2006.
(a)     Non-income producing securities.
(b) Security is being fair valued by a valuation committee under the direction of the Board of Directors.
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of May 31, 2006, are considered illiquid and restricted. (See table below for more information.)

                                                      ACQUISITION                MARKET
                                                       COST AS A                VALUE AS A
                         ACQUISITION   ACQUISITION   PERCENTAGE OF   MARKET   PERCENTAGE OF
RESTRICTED SECURITIES      DATE(S)        COST        NET ASSETS     VALUE     NET ASSETS
-------------------------------------------------------------------------------------------
Dayton Superior
  Corp., warrants,
  expiring 06/15/09       06/09/00      $46,550          0.02%        $0          0.00%
-------------------------------------------------------------------------------------------
Knology Holdings,
  Inc., warrants,         06/08/98,
  expiring 10/22/07       04/26/00        5,000          0.00          0          0.00
-------------------------------------------------------------------------------------------
                                        $51,550          0.02%        $0          0.00%
===========================================================================================

--------------------------------------------------------------------------------
14

MANAGED HIGH YIELD PLUS FUND INC.

PORTFOLIO OF INVESTMENTS -- MAY 31, 2006

ISSUER BREAKDOWN BY COUNTRY (UNAUDITED)

                                                 PERCENTAGE OF PORTFOLIO ASSETS
-------------------------------------------------------------------------------
United States                                                             92.4%
-------------------------------------------------------------------------------
Canada                                                                     3.2
-------------------------------------------------------------------------------
Cayman Islands                                                             1.3
-------------------------------------------------------------------------------
United Kingdom                                                             1.1
-------------------------------------------------------------------------------
Luxembourg                                                                 1.0
-------------------------------------------------------------------------------
France                                                                     1.0
-------------------------------------------------------------------------------
Total                                                                    100.0%
===============================================================================

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

STATEMENT OF ASSETS AND LIABILITIES -- MAY 31, 2006

ASSETS:

Investments in securities, at value (cost-$426,393,767)               $420,758,393
----------------------------------------------------------------------------------
Cash                                                                        51,619
----------------------------------------------------------------------------------
Receivable for interest                                                 12,182,178
----------------------------------------------------------------------------------
Other assets                                                                22,073
----------------------------------------------------------------------------------
Total assets                                                           433,014,263
==================================================================================
LIABILITIES:

Payable for bank loan                                                  140,750,000
----------------------------------------------------------------------------------
Payable for interest on bank loan                                          649,618
----------------------------------------------------------------------------------
Payable to investment manager and administrator                            257,836
----------------------------------------------------------------------------------
Accrued expenses and other liabilities                                     182,002
----------------------------------------------------------------------------------
Total liabilities                                                      141,839,456
==================================================================================
NET ASSETS:

Capital Stock-$0.001 par value; 200,000,000 shares authorized;
   60,440,767 shares issued and outstanding                            684,676,952
----------------------------------------------------------------------------------
Accumulated undistributed net investment income                            539,679
----------------------------------------------------------------------------------
Accumulated net realized loss from investment activities              (388,406,450)
----------------------------------------------------------------------------------
Net unrealized depreciation of investments                              (5,635,374)
----------------------------------------------------------------------------------
Net assets                                                            $291,174,807
==================================================================================
Net asset value per share                                                    $4.82
==================================================================================

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
16

MANAGED HIGH YIELD PLUS FUND INC.

STATEMENT OF OPERATIONS

                                                                              For the
                                                                            Year Ended
                                                                           May 31, 2006
---------------------------------------------------------------------------------------
INVESTMENT INCOME:

Interest                                                                    $44,297,296
---------------------------------------------------------------------------------------
EXPENSES:

Interest expense, loan commitment and other fees                              6,330,427
---------------------------------------------------------------------------------------
Investment management and administration fees                                 3,021,074
---------------------------------------------------------------------------------------
Custody and accounting fees                                                     160,901
---------------------------------------------------------------------------------------
Reports and notices to shareholders                                             138,075
---------------------------------------------------------------------------------------
Professional fees                                                               130,152
---------------------------------------------------------------------------------------
Stock exchange listing fees                                                      82,708
---------------------------------------------------------------------------------------
Transfer agency fees                                                             33,034
---------------------------------------------------------------------------------------
Directors' fees                                                                  20,640
---------------------------------------------------------------------------------------
Insurance fees                                                                   11,957
---------------------------------------------------------------------------------------
Other expenses                                                                   20,581
---------------------------------------------------------------------------------------
                                                                              9,949,549
---------------------------------------------------------------------------------------
Net investment income                                                        34,347,747
---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:

Net realized loss from investment activities                                (20,646,706)
---------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of investments            17,105,929
---------------------------------------------------------------------------------------
Net realized and unrealized loss from investment activities                  (3,540,777)
---------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                        $30,806,970
=======================================================================================

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                 For the Years Ended May 31,
                                                               -------------------------------
                                                                    2006              2005
----------------------------------------------------------------------------------------------
FROM OPERATIONS:

Net investment income                                           $34,347,747       $28,686,224
----------------------------------------------------------------------------------------------
Net realized losses from investment activities                  (20,646,706)      (29,749,928)
----------------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of
   investments                                                   17,105,929        16,072,749
----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations             30,806,970        15,009,045
==============================================================================================
DIVIDENDS TO SHAREHOLDERS FROM:

Net investment income                                           (34,021,749)      (30,359,816)
==============================================================================================
CAPITAL STOCK TRANSACTIONS:

Proceeds from shares issued through rights offering
   during the year ended May 31, 2005 (net of offering
   costs of $448,053)                                                --            88,815,162
----------------------------------------------------------------------------------------------
Proceeds from shares issued through dividends reinvested          2,399,234         4,101,228
----------------------------------------------------------------------------------------------
Net increase in net assets from capital stock transactions        2,399,234        92,916,390
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                              (815,545)       77,565,619
==============================================================================================
NET ASSETS:

Beginning of year                                               291,990,352       214,424,733
----------------------------------------------------------------------------------------------
End of year                                                    $291,174,807      $291,990,352
==============================================================================================
Accumulated undistributed net investment income                    $539,679          $213,681
==============================================================================================

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
18

MANAGED HIGH YIELD PLUS FUND INC.

STATEMENT OF CASH FLOWS

                                                                         For the
                                                                       Year Ended
                                                                      May 31, 2006
----------------------------------------------------------------------------------
CASH FLOWS PROVIDED FROM (USED FOR) OPERATING ACTIVITIES:

Interest and dividends received                                        $46,067,860
----------------------------------------------------------------------------------
Operating expenses paid                                                 (3,547,924)
----------------------------------------------------------------------------------
Interest paid                                                           (6,102,391)
----------------------------------------------------------------------------------
Sale of short-term portfolio investments, net                              300,000
----------------------------------------------------------------------------------
Purchase of long-term portfolio investments                           (174,183,022)
----------------------------------------------------------------------------------
Sale of long-term portfolio investments                                168,034,685
==================================================================================
Net cash provided from operating activities                             30,569,208
==================================================================================
CASH FLOWS PROVIDED FROM (USED FOR) FINANCING ACTIVITIES:

Dividends paid to shareholders                                         (31,622,515)
----------------------------------------------------------------------------------
Increase in bank loan                                                      250,000
----------------------------------------------------------------------------------
Net cash used for financing activities                                 (31,372,515)
==================================================================================
Net decrease in cash                                                      (803,307)
==================================================================================
Cash at beginning of year                                                  854,926
==================================================================================
Cash at end of year                                                        $51,619
==================================================================================
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:

Net increase in net assets resulting from operations                   $30,806,970
----------------------------------------------------------------------------------
Increase in investments, at value                                         (404,189)
----------------------------------------------------------------------------------
Decrease in receivable for investments sold                              1,531,986
----------------------------------------------------------------------------------
Decrease in receivable for interest                                        426,290
----------------------------------------------------------------------------------
Decrease in other assets                                                    25,394
----------------------------------------------------------------------------------
Decrease in payable for investments purchased                           (2,091,083)
----------------------------------------------------------------------------------
Increase in payable for interest on bank loan                              228,036
----------------------------------------------------------------------------------
Increase in payable to investment manager and administrator                    395
----------------------------------------------------------------------------------
Increase in accrued expenses and other liabilities                          45,409
==================================================================================
Net cash provided from operating activities                            $30,569,208
==================================================================================

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Managed High Yield Plus Fund Inc. (the "Fund") was incorporated in Maryland on April 24, 1998, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended ("1940 Act"), as a closed-end diversified management investment company. The Fund's primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS--The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available on the valuation date prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc., the investment manager and administrator of the Fund. If a market value is not available from an independent pricing

--------------------------------------------------------------------------------
20

MANAGED HIGH YIELD PLUS FUND INC.

NOTES TO FINANCIAL STATEMENTS

source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-US securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange ("NYSE"), the securities are fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

REPURCHASE AGREEMENTS--The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc.

--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

NOTES TO FINANCIAL STATEMENTS

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date ("ex-date"). Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region. In addition, the Fund's use of leverage creates greater volatility in the Fund's net asset value and market price of its shares.

INVESTMENT MANAGER AND ADMINISTRATOR

UBS Global Asset Management (US) Inc. ("UBS Global AM--US") served as the Fund's investment manager and administrator from May 1, 2005, until April 1, 2006. On April 1, 2006, the Fund's Investment Management Contract ("Management Contract") was transferred from UBS Global AM--US to UBS Global Asset Management (Americas) Inc. ("UBS Global AM--Americas").

The transfer of the Management Contract between sister companies occurred in connection with an internal reorganization involving UBS Global AM--US and UBS Global AM--Americas. The Fund's Board of Directors approved the transfer of the Management Contract effective April 1, 2006. All of the personnel of UBS Global AM--US who previously provided investment management services to the Fund continue to provide investment management services to the Fund as employees of UBS Global AM--Americas. UBS Global AM--Americas has the same contractual rights and responsibilities under the Management Contract as those previously held by UBS Global AM--US. UBS Global AM--US and UBS Global AM--Americas are both indirect wholly owned subsidiaries of UBS AG.

--------------------------------------------------------------------------------
22

MANAGED HIGH YIELD PLUS FUND INC.

NOTES TO FINANCIAL STATEMENTS

In accordance with the Management Contract, the Fund paid UBS Global AM--Americas (or UBS Global AM--US for periods prior to April 1, 2006) an investment management and administration fee, which was accrued weekly and paid monthly, at the annual rate of 0.70% of the Fund's average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage.

ADDITIONAL INFORMATION REGARDING COMPENSATION TO AFFILIATE OF A BOARD MEMBER

Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested director of the Fund. The Fund has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the year ended May 31, 2006, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $28,644,855. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

BORROWINGS

The Fund has a $175 million committed credit facility (the "Facility"). Under the terms of the Facility, the Fund borrows at prevailing commercial paper rates in effect at the time of borrowing plus facility and administrative fees. In addition, the Fund pays a liquidity fee on the entire amount of the Facility. The Fund may borrow up to 331/3% of its total assets up to the committed amount. In accordance with the terms of the Facility, the Fund has pledged assets in the amount of $406,838,697 on May 31, 2006 as collateral for the bank loan.

For the year ended May 31, 2006, the Fund borrowed a daily average balance of $139,169,863 at a weighted average borrowing cost of approximately 4.55%.

--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

NOTES TO FINANCIAL STATEMENTS

PURCHASES AND SALES OF SECURITIES

For the year ended May 31, 2006, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $172,091,939 and $166,467,022, respectively.

FEDERAL TAX STATUS

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended May 31, 2006 and May 31, 2005, were as follows:

DISTRIBUTIONS PAID FROM:                        2006                       2005
-----------------------------------------------------------------------------------
Ordinary Income                              $34,021,749                $30,359,816
===================================================================================

At May 31, 2006, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income                                              $539,679
-----------------------------------------------------------------------------------
Accumulated realized capital and other losses                          (388,406,450)
-----------------------------------------------------------------------------------
Net unrealized depreciation of investments                               (5,635,374)
-----------------------------------------------------------------------------------
Total accumulated deficit                                             $(393,502,145)
===================================================================================

At May 31, 2006, the Fund had a net capital loss carryover of $373,150,238.
This loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire as follows: $13,100,516 in 2007; $50,099,935 in 2008; $71,221,921 in 2009;
$71,854,329 in 2010; $95,911,016 in 2011; $27,212,620 in 2012; $13,297,624 in
2013; and $30,452,277 in 2014. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. Also, in accordance with US Treasury regulations, the Fund has elected to defer $15,256,212 of net realized capital losses arising after October 31, 2005. Such losses are treated for tax purposes as arising on June 1, 2006.

--------------------------------------------------------------------------------
24

MANAGED HIGH YIELD PLUS FUND INC.

NOTES TO FINANCIAL STATEMENTS

For federal income tax purposes, the tax cost of investments and the components of net unrealized depreciation of investments at May 31, 2006 were as follows:

Tax cost of investments                                                      $426,393,767
-----------------------------------------------------------------------------------------
Gross unrealized appreciation (from investments having an excess
   of value over cost)                                                          9,435,331
-----------------------------------------------------------------------------------------
Gross unrealized depreciation (from investments having an excess
   of cost over value)                                                        (15,070,705)
-----------------------------------------------------------------------------------------
Net unrealized depreciation                                                   $(5,635,374)
=========================================================================================

RIGHTS OFFERING

During the year ended May 31, 2005, the Fund issued 16,499,670 shares in connection with a rights offering of the Fund's common stock. Shareholders of record on January 31, 2005, were issued one non-transferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held. The rights offering commenced on January 31, 2005 and expired on February 28, 2005. The subscription price per share was the greater of (i) the net asset value ("NAV") per share on February 28, 2005 (the "expiration date") or (ii) 95% of the volume weighted average share price of a share on the New York Stock Exchange on the expiration date and the four preceding business days. The subscription price of the offer was $5.41 per share, which was greater than the NAV per share of $5.37 on the expiration date. Offering costs attributed to the rights offering in the amount of $448,053 were charged against additional paid-in-capital.

CAPITAL STOCK

There are 200,000,000 shares of $0.001 par value capital stock authorized and 60,440,767 shares outstanding at May 31, 2006. Transactions in shares of common stock were as follows:

                                                               SHARES                AMOUNT
=============================================================================================
FOR THE YEAR ENDED MAY 31, 2006:
Shares issued through Dividend Reinvestment Plan                493,670            $2,399,234
---------------------------------------------------------------------------------------------
FOR THE YEAR ENDED MAY 31, 2005:
Shares issued through Dividend Reinvestment Plan                760,466            $4,101,228
---------------------------------------------------------------------------------------------
Shares issued through rights offering                        16,499,670            89,263,215
---------------------------------------------------------------------------------------------
Net increase                                                 17,260,136           $93,364,443
=============================================================================================

--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each year is presented below:

                                                                 For the Years Ended May 31,
                                             ------------------------------------------------------------------
                                             2006           2005           2004           2003           2002
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF YEAR                        $4.87          $5.02          $4.75          $4.98          $6.99
---------------------------------------------------------------------------------------------------------------
Net investment income                        0.57           0.61           0.65           0.66           0.96
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized
   gains (losses) from
   investment activities                    (0.05)         (0.11)          0.23          (0.23)         (1.99)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   from operations                           0.52           0.50           0.88           0.43          (1.03)
---------------------------------------------------------------------------------------------------------------
Dividends from net
   investment income                        (0.57)         (0.65)         (0.61)         (0.66)         (0.98)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                $4.82          $4.87          $5.02          $4.75          $4.98
---------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF YEAR                   $4.78          $5.10          $5.42          $5.04          $5.64
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                   5.26%          5.99%         20.92%          3.85%        (13.22)%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)          $291,175       $291,990       $214,425       $198,229       $200,844
---------------------------------------------------------------------------------------------------------------
Expenses to average net assets,
   including interest expense                3.41%          2.37%          1.82%          2.20%          2.58%
---------------------------------------------------------------------------------------------------------------
Expenses to average net assets,
   excluding interest expense                1.24%          1.22%          1.16%          1.23%          1.18%
---------------------------------------------------------------------------------------------------------------
Net investment income to
   average net assets                       11.76%         11.89%         12.92%         15.03%         17.22%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                        40%            44%            53%            37%            40%
---------------------------------------------------------------------------------------------------------------
Asset coverage++                           $3,069         $3,078         $3,430         $3,550         $3,131
===============================================================================================================

(1) Total investment return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.
++  Per $1,000 of bank loans outstanding.

--------------------------------------------------------------------------------
26

MANAGED HIGH YIELD PLUS FUND INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ERNST & YOUNG LLP

The Board of Directors and Shareholders
Managed High Yield Plus Fund Inc.

We have audited the accompanying statement of assets and liabilities of Managed High Yield Plus Fund Inc. (the "Fund"), including the portfolio of investments, as of May 31, 2006, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed High Yield Plus Fund Inc. at May 31, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

                                                          /s/ Ernst & Young LLP

New York, New York
July 13, 2006

--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

GENERAL INFORMATION (UNAUDITED)

THE FUND

Managed High Yield Plus Fund Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation. The Fund's NYSE trading symbol is "HYF". Comparative net asset value and market price information about the Fund is available weekly in various publications. Effective April 1, 2006, the Fund's investment advisor and administrator is UBS Global Asset Management (Americas) Inc. ("UBS Global AM--Americas"), an indirect wholly owned asset management subsidiary of UBS AG.

Marianne Rossi recently announced plans to leave UBS Global AM-- Americas in October. UBS Global AM--America's high yield investment team is relocating to Chicago, and Ms. Rossi has decided to remain in New York City. Ms. Rossi had served as the portfolio manager of the Fund for many years and will be missed. Shu-Yang Tan took over as the portfolio manager for the Fund on an interim basis in late July 2006. Mr. Tan had served as a senior analyst on the high yield fixed income team, assisting Ms. Rossi in managing the Fund. Mr. Tan joined UBS Global Asset Management in 1995.

SHAREHOLDER MEETING INFORMATION

A special meeting of shareholders of the Fund was held on February 3, 2006. At the meeting, Richard Q. Armstrong, David J. Beaubien, Alan S. Bernikow, Richard
R. Burt, Meyer Feldberg, Bernard H. Garil and Heather R. Higgins were elected to serve as board members until the next annual meeting of shareholders or until their successors are duly elected and qualified or until they retire, resign or are earlier removed. The shares were voted as indicated below:

                                                                        SHARES
TO VOTE FOR OR WITHHOLD AUTHORITY          SHARES VOTED                WITHHOLD
IN THE ELECTION OF:                            FOR                     AUTHORITY
----------------------------------------------------------------------------------
Richard Q. Armstrong                       52,660,846.341            1,154,156.142
----------------------------------------------------------------------------------
David J. Beaubien                          52,654,050.341            1,160,952.142
----------------------------------------------------------------------------------
Richard R. Burt                            52,661,872.341            1,153,130.142
----------------------------------------------------------------------------------
Meyer Feldberg                             52,667,589.341            1,147,413.142
----------------------------------------------------------------------------------
Alan S. Bernikow                           52,632,010.341            1,182,992.142
----------------------------------------------------------------------------------
Bernard H. Garil                           52,672,960.341            1,142,042.142
----------------------------------------------------------------------------------
Heather R. Higgins                         52,633,744.341            1,181,258.142
----------------------------------------------------------------------------------

To the best of the Fund's knowledge, there were no "broker non-votes." (Broker non-votes are shares held in street name for which the broker

--------------------------------------------------------------------------------
28

MANAGED HIGH YIELD PLUS FUND INC.

GENERAL INFORMATION (UNAUDITED)

indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.)

PROXY VOTING POLICIES, PROCEDURES AND RECORD

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the 12-month period ended June 30, 2005, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

DIVIDEND REINVESTMENT PLAN

The Fund's Board has established a Dividend Reinvestment Plan (the "Plan") under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc., or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the shareholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be

--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

GENERAL INFORMATION (UNAUDITED)

deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

The transfer agent will serve as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make any other distribution, the transfer agent, as agent for the participants, receives the cash payment. Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The transfer agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the NYSE or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share, plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares were issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share, plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the transfer agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. The number of outstanding shares purchased with each distribution for a particular shareholder equals the result obtained by dividing the amount of the distribution payable to that shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market.

In the event of a market discount on the dividend payment date, the transfer agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis, but in no event more than 30 days after the dividend payment date (the "last purchase date"), to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next

--------------------------------------------------------------------------------
30

MANAGED HIGH YIELD PLUS FUND INC.

GENERAL INFORMATION (UNAUDITED)

"ex-dividend" date, which typically will be approximately ten business days.
If, before the transfer agent has completed its open-market purchases, the market price of a share, plus estimated brokerage commissions, exceeds the net asset value per share, the average per share purchase price paid by the transfer agent may exceed the Fund's net asset value per share, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that, if the transfer agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the transfer agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the earlier of the last purchase date or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. The transfer agent will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the transfer agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. There will be no charge to participants for reinvesting dividends. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of shares in connection with the reinvestment of dividends. The automatic reinvestment of dividends in shares does not relieve participants of any income tax that may be payable on such dividends.

Shareholders who participate in the Plan may receive benefits not available to shareholders who do not participate in the Plan. If the market price (plus commissions) of the shares is above their net asset value, participants in the Plan will receive shares at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash dividends they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive dividends in shares with a net asset value greater than the value of any cash dividends they would have received on their shares. However, there may be insufficient shares available in the market to distribute dividends in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

GENERAL INFORMATION (UNAUDITED)

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331 1710.

--------------------------------------------------------------------------------
32

MANAGED HIGH YIELD PLUS FUND INC.

BOARD APPROVAL OF INVESTMENT MANAGEMENT AND
ADMINISTRATION AGREEMENT (UNAUDITED)

BACKGROUND--At a meeting of the board of Managed High Yield Plus Fund Inc. (the "Fund") on February 8, 2006, the members of the board, including the board members who are not "interested persons" of the Fund ("Independent Directors"), as defined in the Investment Company Act of 1940, as amended, considered and approved the transfer of the current Investment Management and Administration Agreement between the Fund and UBS Global Asset Management (US) Inc. ("UBS Global AM") to UBS Global Asset Management (Americas) Inc. ("UBS Global Americas"), an affiliate of UBS Global AM. The board received information and materials about the proposed transfer both at its November 2005 meeting and at its February 2006 meeting. In considering the approval of the transfer of the Investment Management and Administration Agreement (such transfer referred to as the "New Investment Management and Administration Agreement"), the board reviewed a memorandum from UBS Global AM explaining the reasons for the proposed transfer, including that the transfer would result in management efficiencies and eliminate the duplication of functions that had resulted from having two registered investment advisors, UBS Global AM and UBS Global Americas, providing investment advisory services to the UBS funds. The board also reviewed material provided by UBS Global AM on UBS Global Americas, including that the current portfolio manager for the Fund would not change as a result of the transfer from UBS Global AM to UBS Global Americas. The board also noted management's explanation that any expenses resulting from the transfer would be borne by UBS Global AM, and not the Fund. The board also received and reviewed a draft of an opinion to be provided by Dechert LLP, counsel to the Fund, that the proposed transfer would not be considered an "assignment" of the existing investment advisory contract under the Investment Company Act of 1940, as amended, because
(1) there would be no change of actual control of the investment advisor to the Fund; (2) there would be no change of management of the investment advisor to the Fund; (3) the nature, quality and extent of the investment advisory services provided by UBS Global AM under the current Investment Management and Administration Agreement would not change as a result of the transfer; (4) the transfer would not result in any change in the fundamental investment processes, investment strategies or investment techniques currently employed by UBS Global AM portfolio managers or other investment professionals in providing services to the Fund; and (5) there would be no change to any of the material terms of the Investment Management and Administration Agreements as a result

--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

BOARD APPROVAL OF INVESTMENT MANAGEMENT AND
ADMINISTRATION AGREEMENT (UNAUDITED)

of the transfer. The board took note of its knowledge of UBS Global AM and its affiliates, including UBS Global Americas, and the current Investment Management and Administration Agreement for the Fund, including the extensive materials it had reviewed at its annual contract renewal meeting in the summer of 2005 for the Fund, and noted that it had at that time received a memorandum from its independent legal counsel discussing, among other things, the duties of board members in considering approval of advisory and administration agreements.

In its consideration of the approval of the New Investment Management and Administration Agreement, the board considered the following factors:

NATURE, EXTENT AND QUALITY OF THE SERVICES UNDER THE NEW INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENT--The board took note that at its last annual contract renewal meeting for the Fund, in connection with its review of the Fund's advisory and distribution agreements, it had received and considered extensive information regarding the nature, extent and quality of management services generally provided to the Fund by UBS Global AM under the Investment Management and Administration Agreement, and a description of the administrative and other services rendered to the Fund and its shareholders by UBS Global AM and UBS Global AM's role in coordinating providers of other services to the Fund, including custody, accounting and transfer agency services. The board considered management's explanation that UBS Global Americas would provide identical services under the New Investment Management and Administration Agreement as were provided by UBS Global AM under the current Investment Management and Administration Agreement. The board's evaluation of the services to be provided by UBS Global Americas to the Fund took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of investment management and other capabilities and the quality of administrative and other services, and considered that based on the materials presented to them these services would remain the same. The board also considered, based on its knowledge of UBS Global AM and UBS Global Americas, the financial resources available to UBS Global Americas and its parent organization, UBS AG, one of the leading financial services companies in the world.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Fund under the New Investment Management and Administration Agreement.

--------------------------------------------------------------------------------
34

MANAGED HIGH YIELD PLUS FUND INC.

BOARD APPROVAL OF INVESTMENT MANAGEMENT AND
ADMINISTRATION AGREEMENT (UNAUDITED)

MANAGEMENT FEES--The board noted that the current contractual management fee for the Fund under the current Investment Management and Administration Agreement was not proposed to be changed under the New Investment Management and Administration Agreement. The board also considered that at its most recent annual contract renewal meeting during the summer of 2005 it had received and reviewed information on the contractual management fee payable by the Fund to UBS Global AM, including information of management fees paid by comparable funds. The board recognized that the current fee arrangements would not change as a result of the transfer.

Taking all of the above into consideration, the board determined that the proposed contractual management fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Fund under the New Investment Management and Administration Agreement.

FUND PERFORMANCE--The board took into consideration the reports on Fund performance received by the board at each meeting and the more extensive review and discussion of Fund performance at its most recent annual contract renewal meeting. The board also noted that the transfer would not result in any change in the fundamental investment processes, investment strategies or investment techniques of the Fund and that no changes in the current Fund personnel overseeing Fund management were proposed or anticipated as a result of the transfer.

Based on its prior review and the more updated performance information provided, the board concluded that the Fund's investment performance was satisfactory.

ADVISOR PROFITABILITY--As UBS Global Americas would be a new advisor to the Fund, profitability of UBS Global Americas in providing services to the Fund was not a primary factor considered by the board. The board did note that at its most recent annual contract renewal meeting it received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund and had determined at that time that UBS Global AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund. The board also recognized that the management fee would not change as a result of the transfer and the services provided to the Fund by UBS Global Americas would be identical to those currently provided by UBS Global AM, making the profitability data received at its last contract renewal meeting still of

--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

BOARD APPROVAL OF INVESTMENT MANAGEMENT AND
ADMINISTRATION AGREEMENT (UNAUDITED)

some relevance. UBS Global AM also noted management's explanation that a significant benefit of the transfer of the Investment Management and Administration Agreement to UBS Global Americas was to reduce a regulatory capital requirement imposed on UBS Global AM, which was expected to permit the eventual transfer of certain financial assets owned by UBS Global AM to satisfy regulatory requirements to other parts of UBS AG for other corporate purposes.

ECONOMIES OF SCALE--The board noted that it had previously considered whether economies of scale in the provision of services to the Fund would be passed along to the shareholders during its most recent consideration of the annual renewal of the Investment Management and Administration Agreement and did not see the need to reconsider this factor again in the context of the transfer of the agreement to a sister investment advisor.

OTHER BENEFITS TO UBS GLOBAL AMERICAS--The board considered other benefits received by UBS Global Americas and its affiliates as a result of its proposed relationship with the Fund, including the potential opportunity to offer additional products and services to Fund shareholders. The board also considered the benefits to be realized when certain assets of UBS Global AM were freed from certain regulatory requirements and were available to be paid as a dividend from one part of UBS AG to another part of UBS AG for such purposes as UBS AG deemed appropriate.

In light of the costs of providing investment management, administrative and other services to the Fund and UBS Global America's expected ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global Americas and its affiliates received or would receive were considered reasonable.

In light of all of the foregoing, the board approved the New Investment Management and Administration Agreement for the Fund.

No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the New Investment Management and Administration Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process. The board discussed the proposed approval of the New Investment Management and Administration Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM or UBS Global Americas were present.

--------------------------------------------------------------------------------
36

                  (This page has been left blank intentionally)

--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD OF DIRECTORS & OFFICERS

The Fund is governed by a Board of Directors which oversees the Fund's operations. Each director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Officers are appointed by the directors and serve at the pleasure of the Board. The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director and officer of the Fund, the director's or officer's principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

INTERESTED DIRECTOR

                                                                 Term of
                                       Position(s)             Office+ and
 Name, Address,                         Held with               Length of                    Principal Occupation(s)
    and Age                               Fund                 Time Served                     During Past 5 Years
----------------------------------------------------------------------------------------------------------------------------
Meyer Feldberg++; 64                   Director                 Since 1998              Professor Feldberg is Dean Emeritus
Morgan Stanley                                                                          and Sanford Bernstein Professor of
1585 Broadway                                                                           Leadership and Ethics at Columbia
33rd Floor                                                                              Business School, although on a two
New York, NY 10036                                                                      year leave of absence. He is also a
                                                                                        senior advisor to Morgan Stanley
                                                                                        (financial services) (since March 2005).
                                                                                        Prior to July 2004, he was Dean and
                                                                                        Professor of Management of the
                                                                                        Graduate School of Business at
                                                                                        Columbia University (since 1989).

--------------------------------------------------------------------------------
38

MANAGED HIGH YIELD PLUS FUND INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

                  Number of
         Portfolios in Fund Complex                                                            Other Directorships
            Overseen by Director                                                                Held by Director
---------------------------------------------------------------------------------------------------------------------------------
Professor Feldberg is a director or trustee of                                   Professor Feldberg is also a director of
29 investment companies (consisting of                                           Primedia Inc. (publishing), Federated Department
48 portfolios) for which UBS Global AM or one                                    Stores, Inc. (operator of department stores),
of its affiliates serves as investment advisor,                                  Revlon, Inc. (cosmetics), and SAPPI, Ltd.
sub-advisor or manager.                                                          (producer of paper).

--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

INDEPENDENT DIRECTORS

                                                                 Term of
                                       Position(s)             Office+ and
 Name, Address,                         Held with               Length of                    Principal Occupation(s)
    and Age                               Fund                 Time Served                     During Past 5 Years
----------------------------------------------------------------------------------------------------------------------------
Richard Q. Armstrong; 71               Director and             Since 1998              Mr. Armstrong is chairman and
c/o Willkie Farr &                     Chairman of              (Director)              principal of R.Q.A. Enterprises
Gallagher LLP                          the Board of             Since 2004              (management consulting firm)
787 Seventh Avenue                     Directors                (Chairman of            (since April 1991 and principal
New York, NY 10019-6099                                         the Board               occupation since March 1995).
                                                                of Directors)

David J. Beaubien; 71                  Director                 Since 2001              Mr. Beaubien is retired (since
84 Doane Road                                                                           2003). He was chairman of Yankee
Ware, MA 01082                                                                          Environmental Systems, Inc., a
                                                                                        manufacturer of meteorological
                                                                                        measuring systems (since 1991).

Alan S. Bernikow; 65                   Director                 Since 2006              Mr. Bernikow is a consultant on
207 Benedict Ave.                                                                       non-management matters for
Staten Island, NY 10314                                                                 the firm of Deloitte & Touche
                                                                                        (international accounting and
                                                                                        consulting firm) (since June 2003).
                                                                                        Previously, he was Deputy Chief
                                                                                        Executive Officer at Deloitte &
                                                                                        Touche.

Richard R. Burt; 59                    Director                 Since 1998              Mr. Burt is chairman of Diligence
1275 Pennsylvania Ave., N.W.                                                            Inc. (information and risk
Washington, D.C. 20004                                                                  management firm) and IEP
                                                                                        Advisors (international
                                                                                        investments and consulting firm).

Bernard H. Garil; 66                   Director                 Since 2006              Mr. Garil is retired (since 2001).
6754 Casa Grande Way                                                                    He was a Managing Director at PIMCO
Delray Beach, FL 33446                                                                  Advisory Services (from 1999 to
                                                                                        2001) where he served as President
                                                                                        of closed-end funds and
                                                                                        Vice-President of the variable
                                                                                        insurance product funds advised
                                                                                        by OpCap Advisors (until 2001).

--------------------------------------------------------------------------------
40

MANAGED HIGH YIELD PLUS FUND INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

                  Number of
         Portfolios in Fund Complex                                                            Other Directorships
            Overseen by Director                                                                Held by Director
---------------------------------------------------------------------------------------------------------------------------------
Mr. Armstrong is a director or trustee of 16                                                          None
investment companies (consisting of 35 portfolios)
for which UBS Global AM or one of its affiliates
serves as investment advisor, sub-advisor or
manager.

Mr. Beaubien is a director or trustee of 16                                       Mr. Beaubien is also a director of IEC
investment companies (consisting of 35 portfolios)                                Electronics, Inc., a manufacturer of electronic
for which UBS Global AM or one of its affiliates                                  assemblies.
serves as investment advisor, sub-advisor or
manager.

Mr. Bernikow is a director or trustee of 16                                       Mr. Bernikow is also a director of Revlon, Inc.
investment companies (consisting of 35 portfolios)                                (cosmetics) (and serves as the chair of its
for which UBS Global AM or one of its affiliates                                  audit committee), a director of Mack-Cali
serves as investment advisor, sub-advisor or                                      Realty Corporation (real estate investment
manager.                                                                          trust) (and serves as the chair of its audit
                                                                                  committee) and a director of the Casual
                                                                                  Male Retail Group, Inc. (menswear).

Mr. Burt is a director or trustee of 16 investment                                Mr. Burt is also a director of The Central
companies (consisting of 35 portfolios) for which                                 European Fund, Inc., The Germany Fund, Inc.,
UBS Global AM or one of its affiliates serves as                                  The New Germany Fund, Inc., IGT, Inc.
investment advisor, sub-advisor or manager.                                       (provides technology to gaming and
                                                                                  wagering industry) and The Protective Group,
                                                                                  Inc. (produces armor products).

Mr. Garil is a director or trustee of 16 investment                               Mr. Garil is also a director of OFI Trust
companies (consisting of 35 portfolios) for which                                 Company (commercial trust company) and
UBS Global AM or one of its affiliates serves as                                  a trustee for the Brooklyn College
investment advisor, sub-advisor or manager.                                       Foundation, Inc. (charitable foundation).

--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

INDEPENDENT DIRECTORS (CONCLUDED)

                                                                 Term of
                                       Position(s)             Office+ and
 Name, Address,                         Held with               Length of                    Principal Occupation(s)
   and Age                                 Fund                Time Served                     During Past 5 Years
----------------------------------------------------------------------------------------------------------------------------
Heather R. Higgins; 46                 Director                 Since 2006              Ms. Higgins is the President and
255 E. 49th St., Suite 23D                                                              Director of The Randolph Foundation
New York, NY 10017                                                                      (charitable foundation) (since 1991).
                                                                                        Ms. Higgins also serves on the
                                                                                        boards of several non-profit
                                                                                        charitable groups, including the
                                                                                        Independent Women's Forum
                                                                                        (chairman), the Philanthropy
                                                                                        Roundtable (vice chairman) and the
                                                                                        Hoover Institution (executive
                                                                                        committee).

--------------------------------------------------------------------------------
42

MANAGED HIGH YIELD PLUS FUND INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

                  Number of
         Portfolios in Fund Complex                                                            Other Directorships
            Overseen by Director                                                                Held by Director
---------------------------------------------------------------------------------------------------------------------------------
Ms. Higgins is a director or trustee of 16                                                            None
investment companies (consisting of 35 portfolios)
for which UBS Global AM or one of its
affiliates serves as investment advisor,
sub-advisor or manager.

--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS

                                                                 Term of                      Principal Occupation(s)
                                       Position(s)             Office+ and                     During Past 5 Years;
 Name, Address,                         Held with               Length of               Number of Portfolios in Fund Complex
   and Age                                Fund                 Time Served               for which person Serves as Officer
---------------------------------------------------------------------------------------------------------------------------------
Joseph Allessie*; 40                   Vice President           Since 2005              Mr. Allessie is a director and deputy
                                       and Assistant                                    general counsel at UBS Global Asset
                                       Secretary                                        Management (US) Inc. and UBS Global
                                                                                        Asset Management (Americas) Inc.
                                                                                        (collectively, "UBS Global AM--Americas
                                                                                        region") (since 2005). Prior to joining
                                                                                        UBS Global AM--Americas region, he
                                                                                        was senior vice president and general
                                                                                        counsel of Kenmar Advisory Corp. (from
                                                                                        2004 to 2005). Prior to that Mr. Allessie
                                                                                        was general counsel and secretary of
                                                                                        GAM USA Inc., GAM Investments, GAM
                                                                                        Services, GAM Funds, Inc. and the GAM
                                                                                        Avalon Funds (from 1999 to 2004).
                                                                                        Mr. Allessie is a vice president and
                                                                                        assistant secretary of 20 investment
                                                                                        companies (consisting of 90 portfolios)
                                                                                        for which UBS Global AM--Americas
                                                                                        region or one of its affiliates serves as
                                                                                        investment advisor, sub-advisor or
                                                                                        manager.

W. Douglas Beck*; 39                   President                Since 2005              Mr. Beck is an executive director and
                                                                                        head of product development and
                                                                                        management for UBS Global AM--
                                                                                        Americas region (since 2002). From
                                                                                        March 1998 to November 2002, he held
                                                                                        various positions at Merrill Lynch, the
                                                                                        most recent being first vice president and
                                                                                        co-manager of the managed solutions
                                                                                        group. Mr. Beck is president of
                                                                                        20 investment companies (consisting
                                                                                        of 90 portfolios) for which UBS Global
                                                                                        AM--Americas region or one of its
                                                                                        affiliates serves as investment advisor,
                                                                                        sub-advisor or manager, and was vice
                                                                                        president of such investment companies
                                                                                        from 2003 to 2005.

--------------------------------------------------------------------------------
44

MANAGED HIGH YIELD PLUS FUND INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS (CONTINUED)

                                                                 Term of                       Principal Occupation(s)
                                       Position(s)             Office+ and                      During Past 5 Years;
 Name, Address,                         Held with               Length of               Number of Portfolios in Fund Complex
   and Age                                Fund                 Time Served               for which person Serves as Officer
---------------------------------------------------------------------------------------------------------------------------------
Thomas Disbrow*; 40                    Vice President           Since 2000              Mr. Disbrow is a director, head of retail
                                       and Treasurer            (Vice President)        mutual fund operations and co-head
                                                                Since 2004              of the mutual fund finance department
                                                                (Treasurer)             of UBS Global AM--Americas region.
                                                                                        Mr. Disbrow is a vice president and
                                                                                        treasurer of 16 investment companies
                                                                                        (consisting of 35 portfolios) and vice
                                                                                        president and assistant treasurer of four
                                                                                        investment companies (consisting of 55
                                                                                        portfolios) for which UBS Global AM--
                                                                                        Americas region or one of its affiliates
                                                                                        serves as investment advisor, sub-advisor
                                                                                        or manager.

Michael J. Flook*; 41                  Vice President           Since 2006              Mr. Flook is an associate director and
                                       and Assistant                                    a senior manager of the mutual fund
                                       Treasurer                                        finance department of UBS Global
                                                                                        AM--Americas region (since 2006).
                                                                                        Prior to joining UBS Global AM--
                                                                                        Americas region, he was a senior
                                                                                        manager with The Reserve (asset
                                                                                        management firm) from May 2005 to
                                                                                        May 2006. Prior to that he was a senior
                                                                                        manager with PFPC Worldwide since
                                                                                        October 2000. Mr. Flook is a vice
                                                                                        president and assistant treasurer of 16
                                                                                        investment companies (consisting of 35
                                                                                        portfolios) for which UBS Global AM--
                                                                                        Americas region or one of its affiliates
                                                                                        serves as investment advisor, sub-advisor
                                                                                        or manager.

--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS (CONTINUED)

                                                                 Term of                       Principal Occupation(s)
                                       Position(s)             Office+ and                      During Past 5 Years;
 Name, Address,                         Held with               Length of               Number of Portfolios in Fund Complex
   and Age                                Fund                 Time Served               for which person Serves as Officer
---------------------------------------------------------------------------------------------------------------------------------
Mark F. Kemper**; 48                   Vice President           Since 2004              Mr. Kemper is general counsel of UBS
                                       and Secretary                                    Global AM--Americas region (since
                                                                                        July 2004). Mr. Kemper also is a
                                                                                        managing director of UBS Global AM--
                                                                                        Americas region (since 2006). He was
                                                                                        deputy general counsel of UBS Global
                                                                                        Asset Management (Americas) Inc.
                                                                                        ("UBS Global AM (Americas)") from
                                                                                        July 2001 to July 2004. He has been
                                                                                        secretary of UBS Global AM (Americas)
                                                                                        since 1999 and assistant secretary of
                                                                                        UBS Global Asset Management Trust
                                                                                        Company since 1993. Mr. Kemper is
                                                                                        secretary of UBS Global AM--Americas
                                                                                        region (since 2004). Mr. Kemper is
                                                                                        vice president and secretary of 20
                                                                                        investment companies (consisting of
                                                                                        90 portfolios) for which UBS Global
                                                                                        AM--Americas region or one of its
                                                                                        affiliates serves as investment advisor,
                                                                                        sub-advisor or manager.

Joanne M. Kilkeary*; 38                Vice President           Since 2004              Ms. Kilkeary is an associate director
                                       and Assistant                                    (since 2000) and a senior manager
                                       Treasurer                                        (since 2004) of the mutual fund finance
                                                                                        department of UBS Global AM--Americas
                                                                                        region. Ms. Kilkeary is a vice
                                                                                        president and assistant treasurer of
                                                                                        16 investment companies (consisting of
                                                                                        35 portfolios) for which UBS Global
                                                                                        AM--Americas region or one of its
                                                                                        affiliates serves as investment advisor,
                                                                                        sub-advisor or manager.

--------------------------------------------------------------------------------
46

MANAGED HIGH YIELD PLUS FUND INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS (CONTINUED)

                                                                 Term of                      Principal Occupation(s)
                                       Position(s)             Office+ and                     During Past 5 Years;
 Name, Address,                         Held with               Length of               Number of Portfolios in Fund Complex
   and Age                                Fund                 Time Served               for which person Serves as Officer
---------------------------------------------------------------------------------------------------------------------------------
Tammie Lee*; 35                        Vice President           Since 2005              Ms. Lee is a director and associate
                                       and Assistant                                    general counsel of UBS Global AM--
                                       Secretary                                        Americas region (since November
                                                                                        2005). Prior to joining UBS Global
                                                                                        AM--Americas region, she was vice
                                                                                        president and counsel at Deutsche
                                                                                        Asset Management/Scudder Investments
                                                                                        from April 2003 to October 2005. Prior
                                                                                        to that she was assistant vice president
                                                                                        and counsel at Deutsche Asset
                                                                                        Management/Scudder Investments from
                                                                                        July 2000 to March 2003. Ms. Lee is a
                                                                                        vice president and assistant secretary of
                                                                                        20 investment companies (consisting of
                                                                                        90 portfolios) for which UBS Global
                                                                                        AM--Americas region or one of its
                                                                                        affiliates serves as investment advisor,
                                                                                        sub-advisor or manager.

Joseph T. Malone*; 38                  Vice President           Since 2004              Mr. Malone is a director (since 2001)
                                       and Assistant            (Vice                   and co-head of the mutual fund finance
                                       Treasurer                President)              department (since 2004) of UBS Global
                                                                Since 2001              AM--Americas region. From August
                                                                (Assistant              2000 through June 2001, he was the
                                                                Treasurer)              controller at AEA Investors Inc.
                                                                                        Mr. Malone is vice president and
                                                                                        assistant treasurer of 16 investment
                                                                                        companies (consisting of 35 portfolios)
                                                                                        and vice president, treasurer and
                                                                                        principal accounting officer of four
                                                                                        investment companies (consisting of
                                                                                        55 portfolios) for which UBS Global
                                                                                        AM--Americas region or one of its
                                                                                        affiliates serves as investment advisor,
                                                                                        sub-advisor or manager.

--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS (CONTINUED)

                                                                 Term of                      Principal Occupation(s)
                                       Position(s)             Office+ and                     During Past 5 Years;
 Name, Address,                         Held with               Length of               Number of Portfolios in Fund Complex
   and Age                                Fund                 Time Served               for which person Serves as Officer
---------------------------------------------------------------------------------------------------------------------------------
Joseph McGill*; 44                     Vice President           Since 2004              Mr. McGill is a managing director
                                       and Chief                                        (since 2006) and chief compliance officer
                                       Compliance                                       (since 2003) at UBS Global AM--
                                       Officer                                          Americas region. Prior to joining UBS
                                                                                        Global AM--Americas region, he was
                                                                                        assistant general counsel at J. P. Morgan
                                                                                        Investment Management (from 1999 to
                                                                                        2003). Mr. McGill is a vice president and
                                                                                        chief compliance officer of 20 investment
                                                                                        companies (consisting of 90 portfolios)
                                                                                        for which UBS Global AM--Americas
                                                                                        region or one of its affiliates serves as
                                                                                        investment advisor, sub-advisor or
                                                                                        manager.

John Penicook**; 48                    Vice President           Since 2002              Mr. Penicook is a managing director
                                                                                        (since 2000) and global head of fixed
                                                                                        income (since 2002) of UBS Global AM--
                                                                                        Americas region. Mr. Penicook is a vice
                                                                                        president of three investment companies
                                                                                        (consisting of three portfolios) for which
                                                                                        UBS Global AM--Americas region or one
                                                                                        of its affiliates serves as investment
                                                                                        advisor, sub-advisor or manager.

Marianne Rossi*; 46                    Vice President           Since 2004              Ms. Rossi is a managing director at UBS
                                                                                        Global AM--Americas region (since
                                                                                        2000). Prior to April 2000, she was a
                                                                                        managing director and part of the high
                                                                                        yield team at Credit Suisse Asset
                                                                                        Management. Ms Rossi is a vice
                                                                                        president of one investment company
                                                                                        (consisting of one portfolio) for which
                                                                                        UBS Global AM--Americas region or one
                                                                                        of its affiliates serves as investment
                                                                                        advisor, sub-advisor or manager.

--------------------------------------------------------------------------------
48

MANAGED HIGH YIELD PLUS FUND INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS (CONCLUDED)

                                                                 Term of                      Principal Occupation(s)
                                       Position(s)             Office+ and                     During Past 5 Years;
 Name, Address,                         Held with               Length of               Number of Portfolios in Fund Complex
   and Age                                Fund                 Time Served               for which person Serves as Officer
---------------------------------------------------------------------------------------------------------------------------------
Eric Sanders*; 40                      Vice President           Since 2005              Mr. Sanders is a director and associate
                                       and Assistant                                    general counsel of UBS Global AM--
                                       Secretary                                        Americas region (since July 2005). From
                                                                                        1996 until June 2005, he held various
                                                                                        positions at Fred Alger & Company,
                                                                                        Incorporated, the most recent being
                                                                                        assistant vice president and associate
                                                                                        general counsel. Mr. Sanders is a vice
                                                                                        president and assistant secretary of
                                                                                        20 investment companies (consisting
                                                                                        of 90 portfolios) for which UBS Global
                                                                                        AM--Americas region or one of its
                                                                                        affiliates serves as investment advisor,
                                                                                        sub-advisor or manager.

Keith A. Weller*; 44                   Vice President           Since 1998              Mr. Weller is an executive director and
                                       and Assistant                                    senior associate general counsel of UBS
                                       Secretary                                        Global AM--Americas region (since 2005)
                                                                                        and has been an attorney with affiliated
                                                                                        entities since 1995. Mr. Weller is a vice
                                                                                        president and assistant secretary of
                                                                                        20 investment companies (consisting of
                                                                                        90 portfolios) for which UBS Global
                                                                                        AM--Americas region or one of its
                                                                                        affiliates serves as investment advisor,
                                                                                        sub-advisor or manager.

* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

+ Each director holds office until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Each director who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers are appointed by the directors and serve at the pleasure of the board.

++ Professor Feldberg is deemed an "interested person" of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

NEW YORK STOCK EXCHANGE CERTIFICATIONS (UNAUDITED)

Managed High Yield Plus Fund Inc. (the "Fund") is listed on the New York Stock Exchange ("NYSE"). As a result, it is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund's president and treasurer have filed certifications with the SEC regarding the quality of the Fund's public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act ("Section 302 Certifications"). The Section 302 Certifications were filed as exhibits to the Fund's annual report on Form N-CSR, which included a copy of this annual report along with other information about the Fund. After the Fund's 2005 annual meeting of shareholders, it filed a certification with the NYSE on October 5, 2005 stating that its president was unaware of any violation of the NYSE's Corporation Governance listing standards.

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DIRECTORS

Richard Q. Armstrong                          Meyer Feldberg
Chairman
                                              Bernard H. Garil

David J. Beaubien                             Heather R. Higgins

Alan S. Bernikow

Richard R. Burt

PRINCIPAL OFFICERS

W. Douglas Beck                               Thomas Disbrow
President                                     Vice President and Treasurer

Mark F. Kemper                                Marianne Rossi
Vice President and Secretary                  Vice President

INVESTMENT MANAGER AND ADMINISTRATOR

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

(C) 2006 UBS Global Asset Management (Americas) Inc. All rights reserved.

[LOGO OF UBS] UBS
                                                                  --------------
                                                                    Presorted
                                                                     Standard
                                                                    US Postage
                                                                       PAID
                                                                   Smithtown, NY
                                                                  Permit No. 700
                                                                  --------------

              UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
              51 West 52nd Street
              New York, New York 10019-6114

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a "Code of Conduct" to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

The registrant's Board has determined that the following person serving on the registrant's Audit Committee is an "audit committee financial expert" as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

  (a)  Audit Fees:
       ----------
       For the fiscal years ended May 31, 2006 and May 31, 2005, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $51,400 and $67,300, respectively.

       Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

  (b)  Audit-Related Fees:
       ------------------
       In each of the fiscal years ended May 31, 2006 and May 31, 2005, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $22,212 and $20,500, respectively.

       Fees included in the audit-related category are those associated with
       (1) the reading and providing of comments on the 2005 and 2004 semiannual financial statements, (2) review of the consolidated 2004 and 2003 reports on the profitability of the UBS Funds to UBS Global Asset Management (US) Inc. ("UBS Global AM") and its affiliates to assist the board members in their annual advisory/administration contract reviews and (3) agreed upon procedures for a revolving line of credit for the Fund's fiscal years ended 2005 and 2004.

       There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

  (c)  Tax Fees:
       --------

       In each of the fiscal years ended May 31, 2006 and May 31, 2005, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $14,950 and $14,800, respectively.

       Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

       There were no tax fees required to be approved pursuant to paragraph
       (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

  (d)  All Other Fees:
       --------------
       In each of the fiscal years ended May 31, 2006 and May 31, 2005, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

       Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

       There were no "all other fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

   (e) (1) Audit Committee Pre-Approval Policies and Procedures:
           ----------------------------------------------------
           The registrant's Audit Committee ("audit committee") has adopted an "Audit Committee Charter (Amended and Restated as of May 12, 2004 - Revised as of February 3, 2006)" (the "charter"). The charter contains the audit committee's pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

                The [audit] Committee shall:

                ...

                2. Pre-approve (a) all audit and permissible non-audit
                   services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to UBS Global [AM] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund's independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee's meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund's officers).

                   -----------------

                       (1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services;
                       (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

                       Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

   (e) (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

           Audit-Related Fees:
           ------------------

           There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2006 and May 31, 2005 on behalf of the registrant.

           There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2006 and May 31, 2005 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

           Tax Fees:
           --------
           There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2006 and May 31, 2005 on behalf of the registrant.

           There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2006 and May 31, 2005 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

           All Other Fees:
           --------------
           There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2006 and May 31, 2005 on behalf of the registrant.

           There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2006 and May 31, 2005 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

  (f) According to E&Y, for the fiscal year ended May 31, 2006, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

  (g) For the fiscal years ended May 31, 2006 and May 31, 2005, the aggregate fees billed by E&Y of $45,162 and $163,800, respectively, for non-audit services rendered on behalf of the registrant ("covered"), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser ("non-covered") that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

                                                    2006              2005
                                                    ----              ----
Covered Services                                  $37,162           $ 35,300
Non-Covered Services                                8,000            128,500

  (h) The registrant's audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
---------------------------------------------

The registrant has a separately designated standing audit committee (the "Audit Committee") established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Beaubien, Mr. Bernikow, Mr. Burt, Mr. Garil and Ms. Higgins.

ITEM 6. SCHEDULE OF INVESTMENTS.
-------------------------------

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

The registrant's Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant's advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global AM is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM's proxy voting policy.

When UBS Global AM's view of a company's management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM's view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and
(5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

   (a) (1) Name - Shu Yang Tan is the registrant's portfolio manager.
           Title - His title is Executive Director, Portfolio Manager and Senior High Yield Credit Analyst of UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the registrant's investment adviser.
           Length of Service - He became interim portfolio manager effective late July 2006. (Marianne Rossi, the prior portfolio manager, ceased being responsible for the day-to-day management of the registrant towards the end of July 2006.)

           Business Experience Last 5 Years - Mr. Shu Yang Tan has been with UBS Global AM since 1995 and has been a senior member of the High Yield team for six years.

       Information above regarding Mr. Shu Yang Tan is as of July 28, 2006.

   (a) (2) (i) Mr. Shu Yang Tan is primarily responsible for the day-to-day management of other accounts. Further information is provided below.

   (a) (2) (ii) (A) Registered Investment Companies

                The portfolio manager is responsible for 3 additional Registered Investment Companies having $341,814,846 in total aggregate assets.

   (a) (2) (ii) (B) Other Pooled Investment Vehicles

                The portfolio manager is responsible for 23 Other Pooled Investment Vehicles having $1,307,254,464 in total aggregate assets.

   (a) (2) (ii) (C) Other Accounts

                The portfolio manager is responsible for 9 Other Accounts having $83,524,074 in total aggregate assets.

   (a) (2) (iii) None of these accounts is subject to an advisory fee based on the performance of the account.

   (a) (2) (iv) Conflicts.

                The management of the registrant and other accounts by a portfolio manager could result in potential conflicts of interest if the registrant and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the registrant. The portfolio manager and his team manage the registrant and other accounts utilizing an approach that groups similar accounts within a model portfolio. The Advisor manages accounts according to their respective objectives, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

                If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, the registrant may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

                The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the registrant have adopted a Code of Ethics that governs such personal trading, but there is no assurance that the Code will adequately address all such conflicts.

       (Information for Mr. Shu Yang Tan in Item 8 (a) (2) is provided as of July 21, 2006, as he is the new portfolio manager for the registrant.)

   (a) (3) Compensation.

                The compensation received by portfolio managers at UBS Global AM, including Mr. Shu Yang Tan, includes a base salary and incentive compensation as detailed below. Overall compensation can be grouped into three categories: base salary, annual bonuses and UBS AG equity. Base salary is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Annual bonuses are correlated with performance and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. Senior investment professionals may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Broader equity share ownership is encouraged for all employees through "Equity Plus." This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS stock options are given for each share acquired and held for two years.

       (This information for Mr. Shu Yang Tan is provided as of July 21, 2006, as he is the new portfolio manager for the registrant.)

   (a) (4) Dollar Range of Securities of Registrant Beneficially Owned by Portfolio Manager: None.

       (This information for Mr. Shu Yang Tan is provided as of July 21, 2006, as he is the new portfolio manager for the registrant.)

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
--------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

There were no purchases made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant's equity securities made in the period covered by this report.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
-------------------------------------------------------------

The registrant's Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope "Nominating and Corporate Governance Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

  (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

  (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
------------------

  (a) (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a "Code of Conduct") is incorporated by reference herein from Exhibit EX-99.CODE ETH to the registrant's Report on Form N-CSR filed August 9, 2004 (Accession Number: 0000950136-04-002500)(SEC File No. 811-08765).

  (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

  (a) (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons - The registrant has not engaged in such a solicitation during the period covered by this report.

  (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed High Yield Plus Fund Inc.

By:    /s/ W. Douglas Beck
       -------------------
       W. Douglas Beck
       President

Date:  July 28, 2006
       -------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ W. Douglas Beck
       -------------------
       W. Douglas Beck
       President

Date:  July 28, 2006
       -------------

By:    /s/ Thomas Disbrow
       ------------------
       Thomas Disbrow
       Vice President and Treasurer

Date:  July 28, 2006
       -------------